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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                               -------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 October 1, 2001
                          ----------------------------
                Date of report (Date of earliest event reported)

                         ASSISTED LIVING CONCEPTS, INC.
             (exact name of registrant as specified in its charter)


          NEVADA                         1-13498                93-1148702
    --------------------           --------------------    --------------------
(State or other jurisdiction of   Commission File Number    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

          11835 NE Glenn Widing Drive, Bldg E, Portland, OR 97220-9057
        -----------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (503) 252-6233
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              (Registrant's telephone number, including area code)

                                 Not Applicable
        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        On October 1, 2001, Assisted Living Concepts, Inc. (the "Company") announced that it had reached an agreement ("Plan Support Agreement") for a financial reorganization with the holders (the "Debenture Holders") of $75,857,000 million aggregate principal amount (out of a total of $161,250,000 aggregate principal amount outstanding, or approximately 47%) of its two series of convertible subordinated debentures (collectively, the "Debentures") that will be implemented through a prenegotiated plan of reorganization (the "Prenegotiated Plan").

        Pursuant to the Plan Support Agreement, on October 1, 2001, the Company, and its wholly owned subsidiary, Carriage House Assisted Living, Inc. ("Carriage House") have filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware in Wilmington (the "Court") (cases no. 01-10674 and 01-10670, respectively). The Company and Carriage House will operate under the protection of the Bankruptcy Code as a debtor-in-possession, which will allow the Company and Carriage House to continue operations during the reorganization proceeding. Each of the Company and Carriage House will remain in possession of its assets and properties, and its business and affairs will continue to be managed by its directors and officers, subject in each case to the supervision of the Bankruptcy Court. Implementation of the Prenegotiated Plan is dependent upon the Debenture Holders' approval of final documentation and Court approval of the Prenegotiated Plan and related solicitation materials.

        Pursuant to the Plan Support Agreement, the Debentures and certain other unsecured debt of the Company will be exchanged for seven-year secured notes, ten-year secured notes, and common stock of the reorganized Company. Also, as part of the Prenegotiated Plan, existing holders of the Company's common stock will exchange their stock for 4% of the common stock of the reorganized Company upon effectiveness of the Prenegotiated Plan. The Company expects the Prenegotiated Plan to be effective in early 2002. Copies of the Company's press release and the Plan Support Agreement have been filed as exhibits to this Report on Form 8-K and are incorporated herein by reference.

ITEM 5. OTHER EVENTS

        In accordance with its policies, the American Stock Exchange may halt and/or suspend trading in the Company's common stock and Debentures as a result of the Company's filing under Chapter 11 of the U.S. Bankruptcy Code.

        Subject to Bankruptcy Court approval, the Company and Carriage House anticipate entering into a debtor-in-possession facility with Heller Healthcare Finance, Inc. ("Heller") in an anticipated approximate principal amount of up to $4.4 million (the "DIP Facility"). The DIP Facility will supplement the Company and Carriage House's cash position in order to ensure that all on-going working capital needs are met and will be secured by certain properties of the Company and Carriage House and a pledge of certain intercompany notes and the stock of certain subsidiaries of the Company (collectively, the "DIP Collateral"). The DIP Facility will mature upon the earlier of the Company's emergence from bankruptcy or twelve months following the effective date of the DIP Facility. Principal will be payable at maturity and interest will be calculated at 5.0% over three month LIBOR, floating monthly, and payable monthly in arrears. Concurrent with the closing of the DIP Facility and subject to Court approval, it is anticipated that certain wholly-owned subsidiaries of the Company will enter into an amendment


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of their existing facility with Heller, which is guaranteed by the Company, (the
"Existing Facility" and the subsidiary borrowers thereunder, the "Non-Debtor Heller Borrowers") in which the Company is a guarantor, to, among other things, extend the maturity of the Existing Facility to be coterminous with the DIP Facility, to amend the interest to be calculated at 5.0% over three month LIBOR, floating monthly, payable monthly in arrears, and to finance the acquisition by Texas ALC Partners, L.P. ("Texas ALC") of sixteen properties currently leased by Texas ALC from the current lessor thereunder, T and F Properties, L.P. (the "Meditrust Properties" and the acquisition by Texas ALC, the "Meditrust Acquisition"). Texas ALC's rights to proceed with the Meditrust Acquisition are subject to and pursuant to an option granted by T and F Properties, L.P. to Texas ALC Partners, L.P. or its assignee on September 25, 2001 (the "Option"). The Option expires on October 31, 2001. It is anticipated that the DIP
Collateral and the collateral for the Existing Facility (including the Meditrust Properties when acquired) will cross-collateralize both the DIP Facility and the Existing Facility, as amended. The extension of the Company guarantee is subject to the approval of the Court.

        Subject to Court approval, it is anticipated that the DIP Facility may be refinanced through an amendment of the Existing Facility in connection with, the exit from bankruptcy (the "Exit Facility"). The principal amount of the Exit Facility will not exceed $44.0 million and will mature 36 months from the date on which the Company exits from bankruptcy. Principal will be payable monthly in a monthly amount of $50,000 for the first year, $65,000 for the second year and $80,000 for the last year of the Exit Facility term. Interest will be calculated at 4.5% over three month LIBOR, floating monthly (not to be less than 8%), and payable monthly in arrears. The Company will remain liable for the entire amount of the Exit Facility directly or as a guarantor.

        In September 2000, the Company reached an agreement to settle the class action litigation relating to the restatement of the Company's financial statements for the years ended December 31, 1996 and 1997 and the first three fiscal quarters of 1998. This agreement received final court approval on November 30, 2000 and the Company was subsequently dismissed from the litigation with prejudice. The total cost of the settlement was approximately $10,020,000 (less $1.0 million of legal fees and expenses reimbursed by the Company's corporate liability insurance carriers and other reimbursements of approximately $193,000). On September 28, 2001, the Company made the final settlement payment of $1.0 million.




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)     None.

(c) The following documents are furnished as Exhibits to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

                99.1 Press Release of Assisted Living Concepts, Inc., dated October 1, 2001.

                99.2 Plan Support Agreement, dated as of September 28, 2001, among Assisted Living Concepts, Inc., certain of its subsidiaries and affiliates and certain of the holders of the Debentures.

                99.3 Form of Loan Agreement among Heller Healthcare Finance, Inc., as lender, and Assisted Living Concepts, Inc. and Carriage House Assisted Living, Inc., collectively as Borrower

                99.4 Form of Second Amendment to Loan Documents among ALC Ohio, Inc., ALC Pennsylvania, Inc., ALC Iowa, Inc., ALC Nebraska, Inc., ALC New Jersey, Inc. and ALC Indiana, Inc., collectively as Borrower, Assisted Living Concepts, Inc., as guarantor, the financial institutions from time to time parties to the Loan Agreement as lenders and Heller Healthcare Finance, Inc., as agent and lender.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ASSISTED LIVING CONCEPTS, INC.



                                      By: /s/ SANDRA CAMPBELL
                                         ---------------------------------------
                                         Name:  Sandra Campbell
                                         Title: Secretary

Date: October 1, 2001





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                                  EXHIBIT INDEX

            EXHIBIT NO.       DOCUMENT DESCRIPTION
               99.1           Press Release of Assisted Living Concepts, Inc.,
                              dated October 1, 2001.

               99.2           Plan Support Agreement, dated as of September 28,
                              2001, among Assisted Living Concepts, Inc., certain of its subsidiaries and affiliates and certain of the holders of the Debentures.

               99.3           Form of Loan Agreement among Heller Healthcare
                              Finance, Inc., as lender, and Assisted Living
                              Concepts, Inc. and Carriage House Assisted Living,
                              Inc., collectively as Borrower

               99.4           Form of Second Amendment to Loan Documents among
                              ALC Ohio, Inc., ALC Pennsylvania, Inc., ALC Iowa,
                              Inc., ALC Nebraska, Inc., ALC New Jersey, Inc. and
                              ALC Indiana, Inc., collectively as Borrower,
                              Assisted Living Concepts, Inc., as guarantor, the financial institutions from time to time parties to the Loan Agreement as lenders and Heller
                              Healthcare Finance, Inc., as agent and lender.
